SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 16, 2004

                     VASCO DATA SECURITY INTERNATIONAL, INC.

               (Exact name of registrant as specified in charter)

           Delaware                   000-24389               36-4169320
 (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)            File Number)          Identification No.)


                        1901 South Meyers Road, Suite 210
                        Oakbrook Terrace, Illinois 60181
                    (Address of principal executive offices)

                          (630) 932-8844 (Registrant's
                     telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))


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SECTION 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On December 16, 2004, VASCO Data Security International, Inc. ("VASCO") issued a press release and held a broadly accessible conference call to provide a financial update for the fourth quarter and full-year ended December 31, 2004 and financial guidance for the full-year 2005. The press release is attached hereto as Exhibit 99.1 and the transcript of prepared remarks made by officers of VASCO during the conference call is attached hereto as Exhibit 99.2.

The information in this report shall not be treated as "filed" for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits

            Exhibit
            Number        Description
            -------       ------------------------------------------------------
            99.1          Press release issued December 16, 2004.

            99.2 Text of prepared remarks for December 16, 2004 Guidance Conference Call.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2004   VASCO Data Security International, Inc.
                          ---------------------------------------
                          (Registrant)



                          By: /s/Clifford K. Bown
                          ---------------------------------------
                          Clifford K. Bown
                          Chief Financial Officer


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                                 EXHIBIT INDEX

Exhibit No.      Description
-----------      ---------------------------------------------------------------
99.1             Press release issued December 16, 2004.
99.2             Text of prepared remarks for December 16, 2004 Guidance
                 Conference Call.


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